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                                    EXHIBIT I

                             JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13G filed herewith is filed jointly on behalf of each of them pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct.


DATE: February 12, 2002



                             BRENTWOOD ASSOCIATES VII, L.P.,
                             a Delaware limited partnership

                             By:  Brentwood VII Ventures, L.P.,
                                  a Delaware limited partnership
                                  Its:  General Partner

                                  By:   /s/ G. Bradford Jones
                                        ----------------------------------------
                                        G. Bradford Jones
                                        General Partner


                             BRENTWOOD AFFILIATES FUND, L.P.,
                             a Delaware limited partnership

                             By:  Brentwood VII Ventures, L.P.,
                                  a Delaware limited partnership
                                  Its:  General Partner

                                  By:   /s/ G. Bradford Jones
                                        ----------------------------------------
                                        G. Bradford Jones
                                        General Partner



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                             BRENTWOOD VII VENTURES, L.P.,
                             a Delaware limited partnership

                                  By:   /s/ G. Bradford Jones
                                        ----------------------------------------
                                        G. Bradford Jones
                                        General Partner


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